LNR Partners LLC (logo)

ANNUAL STATEMENT OF COMPLIANCE OF

LNR PARTNERS, LLC

The undersigned, Job Warshaw, being the President of LNR Partners, LLC (the “Special Servicer”), as special servicer under the applicable Pooling and Servicing Agreement for the transactions listed on Schedule I hereto, hereby certifies, subject to any limitations listed on Schedule I hereto, as of the date hereof, on behalf of the Special Servicer, solely in his capacity as an authorized officer of the Special Servicer and not in his individual capacity, as follows:

1.	A review of the activities performed by the Special Servicer during the period commencing on January 1, 2022 and ending on December 31, 2022 (or any other shorter period set forth on Schedule I hereto) (the “Reporting Period”), and of the Special Servicer’s performance under the Pooling and Servicing Agreement has been made under my supervision; and

2.	To the best of my knowledge, based on such review and using the applicable servicing criteria under Item 1122 of Regulation AB, the Special Servicer has fulfilled all of its obligations under the applicable Pooling and Servicing Agreement in all material respects throughout the Reporting Period.

LNR PARTNERS, LLC,
a Florida limited liability company

By:	/s/ Job Warshaw
Job Warshaw
President

Dated: February 15, 2023

2340 Collins Avenue ● Suite 700 ● Miami Beach, Florida 33139-3164

Telephone: (305) 695-5600 ● Fax: (305) 695-5601

Schedule I

Deal Name

LNR Deals	LNR Capacities
CD 2005-CD1	LNR Special Servicer
CGCMT 2014-GC21 (Companion loan included in CGCMT 2014-GC21)	LNR Special Servicer
GSMS 2014-GC22 (Companion loan included in CGCMT 2014-GC21)	LNR Special Servicer
CGCMT 2012-GC8	LNR Special Servicer
CGCMT 2015-P1 (Companion loan included in CGCMT 2015-P1)	LNR Special Servicer
CGCMT 2015-GC33	LNR Special Servicer
GSMS 2015-GC34 (Companion loan included in CGCMT 2015-GC33)	LNR Special Servicer
BACM 2016-UB10 (Companion loan included in CGCMT 2016-C1)	LNR Special Servicer
CGCMT 2016-P5	LNR Special Servicer
CGCMT 2018-B2	LNR Special Servicer
BX 2017-IMC	LNR Special Servicer
BMARK 2019-B9	LNR Special Servicer
BX 2019-IMC	LNR Special Servicer
CGCMT 2019-C7	LNR Special Servicer
CGCMT 2020-GC46 (Companion loan included in MAD 2019-650M)	LNR Special Servicer
MAD 2019-650M	LNR Special Servicer
GSMS 2012-GCJ9 (Companion loan included in CGCMT 2012-GC8)	LNR Special Servicer
CGCMT 2015-GC35 (Companion loan included in CGCMT 2015-GC33)	LNR Special Servicer
CGCMT 2016-C1	LNR Special Servicer
BANK 2017-BNK7 (Companion loan included in CGCMT 2017-B1)	LNR Special Servicer
CF 2019-CF3 (Companion loan included in CGCMT 2019-C7)	LNR Special Servicer
CGCMT 2006-C5	LNR Special Servicer
MEZZ 2006-C4 (Companion loan included in CGCMT 2006-C5)	LNR Special Servicer
WFCM 2017-C42 (Companion loan included in CGCMT 2017-B1)	LNR Special Servicer
CGCMT 2017-B1	LNR Special Servicer

I-1

BANK 2019-BN24 (Companion loan included in CGCMT 2019-C7)	LNR Special Servicer
CGCMT 2017-P8 (Companion loan included in CGCMT 2017-B1)	LNR Special Servicer
BMARK 2020-IG1 (Companion loan included in MAD 2019-650M)	LNR Special Servicer
CGCMT 2016-P4 (Companion loan included in CGCMT 2016-C1)	LNR Special Servicer
CFCRE 2016-C6 (Companion loan included in CGCMT 2016-C1)	LNR Special Servicer
CGCMT 2008-C7	LNR Special Servicer
MSC 2018-H3 (Companion loan included in CGCMT 2018-B2)	LNR Special Servicer
CGCMT 2007-C6	LNR Special Servicer
BANK 2018-BN11 (Companion loan included in CGCMT 2018-B2)	LNR Special Servicer
BMARK 2019-B10 (Companion loan included in BMARK 2019-B9)	LNR Special Servicer
BBCMS 2020-C6 (Companion loan included in MAD 2019-650M)	LNR Special Servicer
CF 2020-P1 (Companion loan included in MAD 2019-650M)	LNR Special Servicer
CGCMT 2019-C7 (Companion loan included in MAD 2019-650M)	LNR Special Servicer
BMARK 2019-B15	LNR Special Servicer
UBSCM 2019-C18 (Companion loan included in CGCMT 2019-C7)	LNR Special Servicer
BANK 2020-BN26 (Companion loan included in CGCMT 2019-C7)	LNR Special Servicer
MSC 2020-L4 (Companion loan included in CGCMT 2019-C7)	LNR Special Servicer
BMARK 2018-B2 (Companion loan included in CGCMT 2018-B2)	LNR Special Servicer
BMARK 2018-B1 (Companion loan included in CGCMT 2018-B2)	LNR Special Servicer
BMARK 2020-B16 (Companion loan included in CGCMT 2019-C7)	LNR Special Servicer
JPMDB 2018-C8 (Companion loan included in CGCMT 2018-B2)	LNR Special Servicer
CGCMT 2015-GC33 (Companion loan included in CGCMT 2015-P1)	LNR Special Servicer
CGCC 2014-FL2	LNR Special Servicer
WFCM 2017-C39 (Companion loan included in CGCMT 2017-B1)	LNR Special Servicer

I-2

BMARK 2018-B3 (Companion loan included in CGCMT 2018-B2)	LNR Special Servicer
WFCM 2018-C43 (Companion loan included in CGCMT 2018-B2)	LNR Special Servicer
WFCM 2020-C55 (Companion loan included in MAD 2019-650M)	LNR Special Servicer
BMARK 2019-B14 (Companion loan included in BMARK 2019-B15)	LNR Special Servicer
JPMDB 2019-COR6 (Companion loan included in BMARK 2019-B15)	LNR Special Servicer
CSAIL 2018-CX11 (Companion loan included in CGCMT 2018-B2)	LNR Special Servicer
WFCM 2020-C55 (Companion loan included in CGCMT 2019-C7)	LNR Special Servicer
WFCM 2015-NXS3 (Companion loan included in CGCMT 2015-P1)	LNR Special Servicer
CD 2007-CD4	LNR Special Servicer
GSMS 2015-GC32 (Companion loan included in CGCMT 2015-P1)	LNR Special Servicer
GSMS 2015-GS1 (Companion loan included in CGCMT 2015-GC33)	LNR Special Servicer
BANK 2018-BN12 (Companion loan included in CGCMT 2018-B2)	LNR Special Servicer
UBSCM 2018-C9 (Companion loan included in CGCMT 2018-B2)	LNR Special Servicer
CGCMT 2016-P6 (Companion loan included in CGCMT 2016-P5)	LNR Special Servicer
GSMS 2020-GC45 (Companion loan included in MAD 2019-650M)	LNR Special Servicer
JPMDB 2016-C2 (Companion loan included in CGCMT 2016-C1)	LNR Special Servicer
MSBAM 2016-C30 (Companion loan included in CGCMT 2016-P5)	LNR Special Servicer
CGCMT 2016-C3 (Companion loan included in CGCMT 2016-P5)	LNR Special Servicer
BMARK 2020-B16 (Companion loan included in MAD 2019-650M)	LNR Special Servicer
CGCMT 2014-GC19	LNR Special Servicer
GSMS 2014-GC18	LNR Special Servicer
(companion loan included in CGCMT 2014-GC19 )
CGCMT 2014-GC21	LNR Special Servicer
GSMS 2014-GC20	LNR Special Servicer
(companion loan included in CGCMT 2014-GC21)

I-3